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                                                                   EXHIBIT 10.12

                           INDEMNIFICATION AGREEMENT

      THIS AGREEMENT is made this 28th day of August, 1998 between G+G Retail, Inc., a Delaware corporation (together with its subsidiaries, the "Corporation") and Donald Shack (the "Director").

                                  BACKGROUND:

      A. The Director is a member of the Board of Directors of the Corporation and in such capacity is performing a valuable service for the Corporation;

      B. Article EIGHTH of the Restated Certificate of Incorporation of the Corporation (the "Certificate") provides for the indemnification of the officers, directors, agents and employees of the Corporation to the maximum extent authorized by Section 145 and otherwise in the General Corporation Law of the State of Delaware as amended to date (the "State Statute");

      C. The Certificate and the State Statute specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Corporation and the members of its Board of Directors with respect to indemnification of such directors;

      D. In order to induce the Director to continue to serve as a member of the Board of Directors of the Corporation, the Corporation has agreed to enter into this contract with the Director;

      NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

      1. Indemnity. Subject only to the exclusions set forth in Section 2 hereof, and provided that the Director in good faith and in a manner he reasonably believes to be the best interests of and not opposed to the Corporation and, with the respect to any criminal action or proceeding, had no reason to believe such conduct was unlawful, the Corporation hereby agrees to hold harmless and indemnify the Director:

            Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation) to which the Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that the Director is, was or at any time becomes a director of the Corporation, all to the fullest extent as may be provided under Section 145(a) and (b) of the State Statute.
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      2. Limitations on Additional Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by the Corporation:

            (a) In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

            (b) On account of any suit for an accounting of profits made from the purchase or sale by the Director of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

            (c) On account of the Director's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

            (d) If a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful.

      3. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period the Director is or was a director of the Corporation and shall continue thereafter so long as the Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of the Corporation.

      4. Notification and Defense of Claim. Promptly after receipt by the Director of notice of the commencement of any action, suit or proceeding, the Director will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability under this Agreement except to the extent such omission in fact prejudices the Corporation or its defense of the matter, or which it may have to the Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which the Director notifies the Corporation of the commencement thereof:

            (a) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director. After notice from the Corporation to the Director of its election so to assume the defense thereof, the Corporation will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation incurred at the request of the Corporation or as otherwise provided below. The Director shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Corporation,
(ii) counsel retained by the Corporation concludes that there is a conflict of interest between the Corporation and the Director in the conduct of the defense of such action such that joint representation is

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inappropriate or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of the Director's counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation as to which the Director shall have made the conclusion provided for in (ii) above.

            (b) The Corporation shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty (other than monetary damages which the Corporation is obligated to pay) or limitation on the Director without the Director's written consent.

      5. Advance of Expenses, Judgments, Etc. The expenses (including attorneys' fees) incurred by the Director in defending any action, suit or proceeding shall be promptly advanced by the Corporation upon the written request of the Director. Any judgments, fines or amounts to be paid in settlement shall also be promptly advanced by the Corporation and/or to the Director upon the Director's written request. If it shall ultimately be determined by a court of competent jurisdiction that the Director was not entitled to be indemnified, or was not entitled to be fully indemnified, the Director shall repay to the Corporation all amounts so advanced, or the appropriate portion thereof so advanced.

      6. Repayment of Expenses. The Director agrees that the Director will reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against the Director in the event and only to the extent that it shall be ultimately determined that the Director is not entitled to be indemnified by the Corporation for such expenses under the provisions of the Certificate, the State Statute or this Agreement.

      7. Enforcement. In the event either party is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the unsuccessful party shall reimburse the other for all of the reasonable fees and expenses in bringing and pursuing such action.

      8. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be valid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

      9. Other Rights and Remedies. The indemnification and other rights provided by this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under any provision of law, the Certificate or the Corporation's By-Laws, or other agreement, and shall continue after the Director has ceased to occupy such position.

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      10. Governing Law; Binding Effect; Amendment and Termination.

            (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

            (b) This Agreement shall be binding upon and inure to the benefit of the Director, his heirs, personal representatives and assigns and the Corporation and its successors and assigns.

            (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

      11. Counterparts; Facsimile Transmission. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. If a party executes the signature page hereof and causes same to be sent to the other party by facsimile transmission, such act shall constitute the due execution and delivery of this Agreement by such sending party.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                    G+G RETAIL, INC.

                                    By:  /s/ Scott Galin
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                                     /s/ Donald Shack
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                                    Donald Shack
                                    Director

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